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                                                                    EXHIBIT 1.04




                            ITT Hartford Group, Inc.
                      Automatic Common Exchange Securities

                             Underwriting Agreement

                                                           ------------ --, ----



To the Underwriters named in
  Schedule I to the Pricing Agreement


Dear Sirs:

          From time to time ITT Hartford Group, Inc., a Delaware corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to enter into the purchase contracts (the "Purchase Contracts"), referred to in the Pricing Agreement relating thereto, underlying the Automatic Common Exchange Securities (the "Firm Securities") specified in Schedule II to such Pricing Agreement and issued pursuant to the purchase contract agreement (the "Purchase Contract Agreement") identified in such Pricing Agreement. In connection therewith, the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) propose, subject to the terms and conditions stated herein and therein, to purchase and pledge to the collateral agent (the "Collateral Agent") specified in Schedule II to the Pricing Agreement, Treasury Notes of the United States Government (the "Treasury Notes") as specified in Schedule II to the Pricing Agreement. The Company proposes to grant the Underwriters an option to enter into Purchase Contracts underlying additional Automatic Common Exchange Securities (the "Optional Securities") as specified in Schedule II to such Pricing Agreement. The Firm Securities and any Optional Securities relating to any additional Purchase Contracts entered into by the Company and the Underwriters are herein called the "Securities." The Securities specified in
Schedule II to such Pricing Agreement are herein called the "Designated Securities."

          The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the
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Purchase Contract Agreement identified in such Pricing
Agreement.

          1. The Company may enter into Purchase Contracts underlying the Designated Securities from time to time with the Underwriters for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company or any of the Underwriters to enter into Purchase Contracts underlying the Designated Securities. The obligations of the Company and any of the Underwriters shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate number of such Designated Securities, the stated amount of such Designated Securities, the Underwriters' commission with respect to such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the total number of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Purchase Contract Agreement and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

          2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement in respect of the Securities having an aggregate initial public offering price not in excess of $_______, including the Firm Securities and the Optional Securities and the Purchase Contracts included in and shares of Common Stock (the "Shares") underlying such Securities, has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form

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     heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to
     Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the

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     Prospectus as amended or supplemented in relation to the applicable
     Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or

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     omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

          (d) Except as described in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole from the dates as of which information is given in the Registration Statement and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any material increase in the consolidated long-term debt of the Company and its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

          (e) The Company and each subsidiary of the Company which meets the definition of a significant subsidiary as defined in Regulation S-X of the Commission (each a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

          (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform in all material respects to the description of the capital stock contained in the Prospectus;

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          (g) The Purchase Contract Agreement and the Pledge Agreement have been duly authorized and when executed and delivered by the Company, will constitute valid and binding agreements of the Company in accordance with their terms;

          (h) The Shares to be issued and sold by the Company pursuant to the Purchase Contract Agreement and the preferred stock purchase rights (the "Rights") to be issued with such Shares, have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contract Agreement and the Pledge Agreement, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the descriptions of the Common Stock contained in the Prospectus;

          (i) The entry into the Purchase Contracts underlying the Firm Securities and Optional Securities by the Company, the offer of such Designated Securities as contemplated herein, in the Pricing Agreement and in the Prospectus, the issue and sale of the Shares by the Company pursuant to the Purchase Contracts and the compliance by the Company with all of the provisions of this Agreement, any Pricing Agreement, such Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection

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     with the purchase and distribution of the Securities by the Underwriters;
     and

          (j) Except as described in the Prospectus, there is no action, suit or proceeding pending, nor to the knowledge of the Company, is there any action, suit or proceeding threatened, which might reasonably be expected to result in a material adverse change in the financial condition, results of operations or business of the Company and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement.

          3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwrites propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

          4. Certificates in definitive or temporary form for the Designated Securities with respect to which each Underwriter pursuant to the Pricing Agreement relating thereto enters into Purchase Contracts hereunder and thereunder, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against the delivery to the Collateral Agent of the Treasury Notes relating to such Designated Securities by such Underwriter or on its behalf. At such same time the Company will pay to the Representatives for the account of such Underwriter, Underwriters' commissions in the funds specified in such Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional Securities, on the date and time specified by you in the written notice given by you of the Representatives' election to enter into additional Purchase Contracts underlying such Optional Securities, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery," such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date of delivery is herein called a "Time of Delivery."


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          5. The Company agrees with each of the Underwriters:

          (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the last Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the

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     securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158);

          (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the

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     Representatives and (ii) the last Time of Delivery for such Designated
     Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives; and

          (f) To use its best efforts to list, subject to notice of issuance, the Designated Securities and the Shares on the New York Stock Exchange.

          6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities, the Purchase Contracts and the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky or similar investment surveys or memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all reasonable expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(iv) any fees charged by securities rating services for rating the Securities;
(v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Security certificates and stock certificates; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and
Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.


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          7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities to be delivered at each Time of Delivery shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of such Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated such Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Designated Securities being delivered at such Time of Delivery (including the Purchase Contracts and the Shares), the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Counsel for the Company satisfactory to the Representatives shall have furnished to the Representatives their written opinion, dated such Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its

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          incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

               (ii) The Purchase Contract Agreement, the Purchase Contracts underlying the Securities being delivered at such Time of Delivery and the Pledge Agreement have been duly authorized, executed and delivered by the Company and each is a valid and legally binding agreement of the Company (and together they create, to the extent provided therein, a valid interest of the holders of the Designated Securities in the Treasury Notes) enforceable against the Company in accordance with its terms, except to the extent that enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws now or hereafter in effect relating to or affecting creditors' rights generally and by general principles of equity, provided, however, that the rights and remedies of the Purchase Contract Agent and the Collateral Agent provided in Sections
          4.2 and 5.8 of the Purchase Contract Agreement and Section 4(a) of the Pledge Agreement upon the occurrence of a Termination Event (as defined in the Purchase Contract Agreement) will not be limited under the Bankruptcy Code (11 U.S.C. 101 et seq.) as a consequence of
          Section 365(e)(2) thereof; the certificates representing the Designated Securities being delivered at such Time of Delivery are in a form contemplated by the Purchase Contract Agreement; the Pledge Agreement creates, as collateral security for the performance when due by the Holders from time to time of the Designated Securities of their respective obligations under the Purchase Contracts constituting part of such Designated Securities, a legal and valid security interest (as defined under the Uniform Commercial Code as adopted and in effect in the state of New York), in favor of the Collateral Agent, in the right, title and interest of such Holders in the Treasury Notes constituting a part of such Designated Securities (collectively, the "Pledged Treasury Notes"); and upon the Federal Reserve Bank through which such Pledged Treasury Notes have been purchased making appropriate entries in its records to reflect the transfer and pledge to the Collateral Agent of such Pledged

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          Treasury Notes in accordance with 31 CFR ss. 306.118(a), such security interest will be perfected (and, for the purposes of this paragraph
          (ii), such counsel will be entitled to assume that (a) the Collateral Agent will at all times be eligible to maintain an appropriate book-entry account in its name with the applicable Federal Reserve Bank with respect to such Treasury Notes and (b) the Collateral Agent will not grant a security interest in any Treasury Notes or transfer any Treasury Notes except pursuant to the terms of the Pledge Agreement and the Purchase Contract Agreement);

               (iii) The Company has an authorized equity capitalization as set forth in the Prospectus, and all of the Shares subject to the Purchase Contract Agreement have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contract Agreement and the Pledge Agreement, will be fully paid and non-assessable; upon the approval of the New York Stock Exchange of any required subsequent listing application for such Shares, such Shares and the Designated Securities being delivered at such Time of Delivery conform in all material respects to the description thereof contained in the Prospectus; and the shareholders of the Company have no preemptive rights with respect to such Shares;

               (iv) The Rights to be issued with such Shares have been duly authorized and, upon issuance of such Shares, will be validly issued and conform in all material respects to the description thereof in the Prospectus;

               (v) All of the issued shares of capital stock of the Company and Rights (excluding the Shares and the Rights associated therewith) have been duly and validly authorized and issued and are fully paid and non-assessable;

               (vi) Except as described in the Prospectus, there is no action, suit or proceeding pending, nor to the best of such counsel's knowledge, is there any action, suit or proceeding threatened, which might reasonably be expected to result in a material adverse change in the financial condition, results of operations or business of the Company and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement;

               (vii) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

               (viii) The entry into the Purchase Contracts underlying the Designated Securities being delivered at such Time of Delivery by the Company, the offer of such Designated Securities by the

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          Company as contemplated herein and in the Prospectus, the issue and sale of the Shares by the Company pursuant to such Purchase Contracts and the compliance by the Company with all of the provisions of this Agreement, such Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

               (ix) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the entry into the Purchase Contracts underlying the Designated Securities being delivered at such Time of Delivery, the offer of such Designated Securities by the Company as contemplated herein and in the Pricing Agreement and the Prospectus, the issue and sale of the Shares by the Company pursuant to such Purchase Contracts or the compliance by the Company with all of the provisions of this Agreement, the Pricing Agreement, such Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, except the registration under the Act of the Designated Securities, the Purchase Contracts and the Shares, and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

               (x) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion), when they became effective or were filed with the

          Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and based upon specified participation of such counsel in connection with the preparation of the Registration Statement, such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein in the light of the circumstances under which they were made when such documents were so filed, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data included in any of the documents mentioned in this clause and that such counsel may state that he has not independently verified factual statements in any such documents; and

               (xi) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to such Time of Delivery for the Designated Securities (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; based upon specified participation of such counsel in connection with the preparation of the Registration Statement and the Prospectus, such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required; it being understood that such counsel may state that he has not independently verified factual statements in the Prospectus (or any such amendment or supplement);

          (d) Debevoise & Plimpton, as tax counsel for the Company, shall have furnished to you their written opinion, dated the respective Time of Delivery, in form and substance satisfactory to you, to the effect that such firm confirms its opinion set forth in the Prospectus under the caption "Certain Federal Income Tax Considerations";

          (e) At such Time of Delivery for such Designated Securities, and, if so specified in the Pricing Agreement, on the date of the Pricing Agreement, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated such Time of Delivery and, if applicable, such date of the Pricing Agreement, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

          (f) Except as contemplated in the Prospectus, since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earnouts of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any material increase in the consolidated or long-term debt of the Company and its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

          (g) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

          (h) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a material suspension or limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause
     (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

          (i) The Designated Securities to be delivered at such Time of Delivery and the Shares to be issued pursuant to the Purchase Contract Agreement shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange; and

          (j) The Company shall have furnished or caused to be furnished to the Representatives at such Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request.

          8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities and; provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that a court of competent jurisdiction has found by final and nonapplicable order that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) (it being understood that if at the time of any such claim such Underwriter shall certify that it has sent or given the Prospectus as then amended or supplemented to any person making such claim at or prior to the written confirmation of such sale, it shall be presumed that such Prospectus has been so sent or given unless the Company shall have sustained the burden of proving, in a court of competent jurisdiction by a final and nonappealable order, that the facts are otherwise), if (i) such delivery to such person is required by Section 5 of the Act, (ii) the Company has furnished copies of such Prospectus as amended or supplemented to such Underwriter a reasonable period of time prior to the Underwriter being required so to deliver such Prospectus as amended or supplemented and (iii) such Prospectus as amended or supplemented corrected the untrue or alleged untrue statement or omission or alleged omission of material fact contained in the Preliminary Prospectus.

          (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

          9. (a) If any Underwriter shall default in its obligations under the Pricing Agreement at a Time of Delivery relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to perform such obligations on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for performance of such obligations, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to perform such obligations on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the performance of such obligations, or the Company notifies the Representatives that it has so arranged for the performance of such obligations, the Representatives or the Company shall have the right to postpone such Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

          (b) If, after giving effect to any arrangements for the performance of the obligations of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Designated Securities which remains undelivered does not exceed one-eleventh of the aggregate number of the Designated Securities to be delivered at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to perform its obligations under the Pricing Agreement relating to such Designated Securities at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to enter into on a pro rata basis (based on the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I to the Pricing Agreement) the Purchase Contracts of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the performance of such obligations of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains undelivered exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to enter into Purchase Contracts of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

          11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel and net out-of-pocket costs associated with arranging for the purchase and disposition of the Treasury Notes, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and
Section 8 hereof.

          12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Corporate Secretary, with a copy to ITT Hartford, Hartford Plaza, Hartford, Connecticut 06115. Attention: Office of the Treasurer, Facsimile Transmission No. (203) 547-5966;

provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          13. This Agreement and each Printing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof.

                                              Very truly yours,


                                              ITT HARTFORD GROUP, INC.

                                              By: ______________________
                                                  Name:
                                                  Title:

Accepted on behalf of ourselves and the other Underwriters listed below as of the date hereof:


By: ______________________

                                                                         Annex I



                                Pricing Agreement


To the Underwriters named in Schedule I hereto


                                                           ------------ --, ----

Dear Sirs:

     ITT Hartford Group, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated __________ __, ____ (the "Underwriting Agreement"), between the Company on the one hand and the Underwriters named in Schedule I hereto (the "Underwriters") on the other hand, to enter into the Purchase Contracts underlying the number of Firm Securities (the "Firm Securities") set forth opposite the name of such Underwriters and in the event and to the extent that the Underwriters shall exercise the election to enter into additional Purchase Contracts underlying Optional Securities (the "Optional Securities") as provided below, to enter into that number of additional Purchase Contracts as to which such election has been exercised. The Firm Securities and the Optional Securities are referred to herein as the "Designated Securities". Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to
Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company and each of the Underwriters, severally and not jointly, agree to enter into the Purchase Contracts underlying the Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto, at the time and place set forth in Schedule II hereto, and in the event and to the extent that the Underwriters shall exercise the election to enter into additional Purchase Contracts underlying Optional Securities as provided below, the Company and each of the Underwriters, severally and not jointly, agree to enter into that number of additional Purchase Contracts as to which such election has been exercised (to be adjusted by you to eliminate fractional Purchase Contracts) determined by multiplying such number of additional Purchase Contracts by a fraction, the numerator of which is the maximum number of Optional Securities set forth in total opposite the names of all such Underwriters in Schedule I hereto.

     The Company hereby grants to the Underwriters the right to enter into at their election ______ additional Purchase Contracts as specified in Schedule II hereto for the sole purpose of covering overallotments in the sale by such Underwriters of Firm Securities. Any such election to enter into such additional Purchase Contracts may be exercised only by written notice from the Representatives to the Company, given within a period of 30 calendar days after the date of this Pricing Agreement and setting forth the aggregate number of such additional Purchase Contracts to be entered into and the date on which the related Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 of the Underwriting Agreement) or, unless the Representatives and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     The Underwriters agree to purchase and pledge to the Collateral Agent the Treasury Notes underlying the Securities with respect to which the Company and the Underwriters have entered into Purchase Contracts. Such pledge shall be effected by the transfer to the Collateral Agent by Federal Reserve Bank-Wire of the Treasury Notes to be pledged at the appropriate Time of Delivery in accordance with the Pledge Agreement.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                       Very truly yours,

                                       ITT HARTFORD GROUP, INC.



                                       By:
                                          --------------------------------------
                                          Name: J. Richard Garrett
                                          Title: Vice President and
                                                  Treasurer

Accepted as of the date hereof:



By:
   ------------------------

On behalf of each of the Underwriters

                                   SCHEDULE I



                                                                                            Total Number of Optional
                                                  Total Number of Firm                          Securities to be
                                                    Securities to be                          Delivered if Maximum
         Underwriter                                   Delivered                                Option Exercised


Total..................................
                                                  =====================                     =========================

                                   SCHEDULE II


Title of Designated Securities:

         ________ ___% Automatic Common Exchange Securities

Stated amount:



Payments:



Treasury Notes:



Contract Fees:



Payment Dates:



Final Settlement Date:



Underwriters' Commissions:



Purchase Contract Agreement:



Purchase Contract Agent:



Collateral Agent:



Settlement Rate:

Early Settlement:



Time of Delivery:

         9:30 a.m., New York City time

         ---------- --, ----

Closing Location:

         Sullivan & Cromwell
         125 Broad Street
         New York, New York 10004

Names and addresses of Representatives:

                                                                        ANNEX II


                               Accountants' Letter


     Pursuant to Section 7(e) of the Underwriting Agreement, the Company's independent certified public accountants shall furnish letters to the effect that:

          (i) they are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) in their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if reasonably requested by the Representatives, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to representatives of the Underwriters (the "Representatives");

          (iii) the unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 2 of the Company's Registration Statement on Form 10 or Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year, as applicable, agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for the five such fiscal years which were included or incorporated by reference in the Company's Registration Statement on Form 10 or the Company's

     Annual Reports on Form 10-K for such fiscal years, as applicable;

          (iv) on the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus (if any) do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Registration Statement on Form 10 of the Company's Annual Report on Form 10-K for the most recent fiscal year, as applicable;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Registration Statement on Form 10 or the Company's Annual Report on Form 10-K for the most recent fiscal year, as applicable;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement date and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Registration Statement on Form 10 or the Company's Annual Report on Form 10-K for the most recent fiscal year, as applicable;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated short-term borrowings or long-term debt of the Company and its subsidiaries or any other items specified by the Representatives, or any decreases in total investments, total assets or any other items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (v) in addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

     All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement, if so delivered, for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.